UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported)	November 9, 2005 (September 23, 2005)

1st FRANKLIN FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Georgia	2-27985	58-0521233
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS employer Identification No.)

213 East Tugalo Street, P.O. Box 880, Toccoa, Georgia		30577
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(706) 886-7571

n/a
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 1 – Registrant’s Business and Operations
Item 1.01 – Entry into a Material Definitive Agreement.

On September 23, 2005, 1st Franklin Financial Corporation (the "Company") entered into a Loan Documents Modification Agreement, by and among the Company, Wachovia Bank, National Association ("Wachovia") and Franklin Securities, Inc., a wholly owned subsidiary of the Company (the "Guarantor") (such agreement, the "Loan Modification Agreement").  The Loan Modification Agreement is attached hereto as Exhibit 10.1.

The Loan Modification Agreement further amended the Company's Loan Agreement, dated September 25, 2001 by and among the Company and Wachovia (as successor by merger to SouthTrust Bank, an Alabama banking corporation), as amended (the "Loan Agreement"), and that Guaranty Agreement entered into by the Guarantor as of September 25, 2001, as amended (the "Guaranty Agreement").

The Loan Modification Agreement extended the commitment period pursuant to the Loan Agreement, and extended the maturity date of the note issued thereunder, to September 25, 2006.  In addition, the Loan Modification Agreement amended certain of the financial covenants applicable to the Company contained in the Loan Agreement and clarified certain matters with respect to Wachovia as successor lender under the Loan Agreement.

In connection with the Loan Modification Agreement, the Company reaffirmed and restated each of its representations and warranties contained in the Loan Agreement.
In addition, the Guarantor reaffirmed its guarantee set out in the Guaranty Agreement and reaffirmed and restated each of its representations and warranties contained in the Guaranty Agreement.

In the ordinary course of its operations, Wachovia also serves as custodian for certain investment assets held by the Company and its subsidiaries.  In addition, certain of the Company's branch operations may maintain depositary or checking accounts with one or more Wachovia branches.

Section 9 – Financial Statements and Exhibits
Item 9.01 – Financial Statements and Exhibits.
10.1	Loan Documents Modification Agreement, dated as of September 23, 2005, by and among the Company, Wachovia Bank, National Association and Franklin Securities, Inc.

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SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1ST FRANKLIN FINANCIAL CORPORATION

By: /s/ A. ROGER GUIMOND
Name: A. Roger Guimond
Title: Executive Vice President and Chief Financial Officer

Date: November 09, 2005

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EXHIBIT LIST

10.1	Loan Documents Modification Agreement, dated as of September 23, 2005, by and among the Company, Wachovia Bank, National Association and Franklin Securities, Inc.

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